SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 19, 2000
                        ---------------------------------
                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

 Delaware                           001-8368                 51-0228924
(State of                    (Commission File No.)          (IRS Employer
 Incorporation)                                              Identification No.)


                         1301 Gervais Street, Suite 300,
                         Columbia, South Carolina 29201

          (Address of principal executive offices, including zip code)


                                 (803) 933-4200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                        ---------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

On July 19, 2000, the registrant issued the press release filed with this Current Report on Form 8-K as Exhibit 99.1. The information contained in Exhibit
99.1 is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.                       Description
-------------     ----------------------------------------------------
99.1              Press Release issued July 19, 2000 (Filed herewith.)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     SAFETY-KLEEN CORP.



Date:  July 20, 2000                 By: /s/ David Thomas, Jr.
                                         ---------------------
                                         David Thomas, Jr.
                                         Chief Executive Officer and Chairman of
                                         the Board




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                                  EXHIBIT INDEX

Exhibit No.      Description
----------       -----------
99.1             Press Release issued July 19, 2000 (Filed herewith.)

                                  Exhibit 99.1

FOR IMMEDIATE RELEASE                                             Media Contact:
                                                         Wade Gates or John Kyte
July 19, 2000                                                       803-933-4224



             SAFETY-KLEEN FINALIZES DEBTOR-IN-POSSESSION FINANCING

         (Wilmington, DE) - Safety-Kleen Corp. today announced that the U.S. Bankruptcy Court in Wilmington, Delaware, has approved the company's request for $100 million in debtor-in-possession (DIP) financing. The court approved an initial $40 million DIP financing in June.

         "We are pleased that the court granted the full amount of our request," said Safety-Kleen CEO David E. Thomas, Jr. "This is another important step toward our goal of maintaining normal business operations while we reorganize the company."

         The court also approved the sale of Safety-Kleen's 44 percent interest in its subsidiary, SK Europe, Inc., to Electra European Fund LP, the other principal shareholder in SK Europe, Inc. Additionally, the court approved the sale of two parcels of land in Mojave, CA, and Ann Arbor, MI. Safety-Kleen's proceeds from the sale of SK Europe and the land parcels total approximately $18 million.

         Under the Private Securities Litigation Reform Act of 1995, sections of this release constitute forward-looking statements that involve a number of risks and uncertainties. Actual results and events may differ materially from those projected in the forward-looking statements. Many factors could cause actual events and results to differ from those expected, including, but not limited to the outcome of continuing negotiations with Safety-Kleen's lenders, the availability of additional funding under credit facilities or from other sources, and other items discussed in the Company's filings with the Securities and Exchange Commission.

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